UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2013

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)                                  Appointment of New Executive Officer

On August 4, 2013, Green Mountain Coffee Roasters, Inc. (the “Company”) entered into an offer letter (the “Ostryniec Offer”) with Robert P. Ostryniec, age 52, pursuant to which Mr. Ostryniec will serve as the Company’s Chief Product Supply Officer effective as of August 26, 2013.

Pursuant to the terms of the Ostryniec Offer, Mr. Ostryniec will work for the Company on a full-time basis and will receive an annual base salary of $550,000 and other benefits, including a one-time sign-on bonus of $150,000, short-term (with an opportunity at target for Fiscal Year 2013 of 85% of his base salary, prorated for length of service during the fiscal year), long-term incentive (with an opportunity at target for Fiscal Year 2014 of  200% of his base salary) bonus compensation based upon the Company achieving certain operational and financial goals, as determined by the Company’s board of directors in its sole discretion, and a grant of restricted stock units covering stock valued at $1,000,000.

There are no family relationships between Mr. Ostryniec and any of the Company’s directors or executive officers and the Company has not entered into any transactions with Mr. Ostryniec that are reportable pursuant to Item 404(a) of Regulation S-K.

Prior to joining the Company, Mr. Ostryniec served as the SVP, Global Chief Supply Chain Officer and Quality & Chief Risk Officer of H. J. Heinz Company, a U.S. food processing company, from February 2010 until August 2013. Prior to that, he was employed by Heinz North America from July 2003 to January 2010 as the Chief Supply Officer. Prior to working at Heinz North America, Mr. Ostryniec was the Vice President of Manufacturing at Stanley Works from January 2002 to June 2003. From 1986 until January 1999, Mr. Ostryniec worked at General Electric Company in various capacities.  Mr. Ostryniec received his MBA from Shippensburg University and his B.S. from Pennsylvania State University with a degree in finance.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press release issued on August 7, 2013 announcing the appointment of Robert Ostryniec as Chief Product Supply Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Brian P. Kelley
Brian P. Kelley
President and Chief Executive Officer

Date: August 7, 2013

Index to Exhibits

Exhibit No.	Description

99.1	Press release issued on August 7, 2013 announcing the appointment of Robert Ostryniec as Chief Product Supply Officer.